MICHAEL T. STUDER CPA P.C.
                             18 East Sunrise Highway
                               Freeport, NY 11520
                              Phone: (516) 378-1000
                               Fax: (516) 546-6220

                                                              September 19, 2008

United States Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington D.C. 20549

Re: China Ivy School, Inc.

Dear Sirs/Madams:

I have read China Ivy School, Inc.'s statements included under Item 4.02 of its Amendment No. 1 to Form 8-K dated September 19, 2008, and I agree with such statements as they relate to my firm.

I hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

                                                     Very truly yours,


                                                     /s/ Michael T. Studer
                                                     ---------------------------
                                                     Michael T. Studer
                                                     President

cc: China Ivy School, Inc.